                               SCHEDULE 14A INFORMATION

                      Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of 1934
                                  (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X  ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                           Schroder Asian Growth Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1)   Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
    2)   Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

    4)   Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
    5)   Total fee paid:

         ----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:
                              -------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
                                                    ---------------------------
    3) Filing Party:
                    -----------------------------------------------------------
    4) Date Filed:
                  -------------------------------------------------------------

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                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                                  New York, NY 10019

                      REMINDER: SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD SEPTEMBER 17, 1997


Dear Stockholder:

We have not yet received your vote for the upcoming Special Meeting of Stockholders scheduled to be held on September 17, 1997. It is very important that you vote now. By voting now, you help the Fund avoid the added costs of prolonged solicitation and possible adjournments in order to continue gathering votes. All votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE VOTED UNLESS WE RECEIVE INSTRUCTIONS FROM YOU! In order to be represented at the meeting, WE MUST RECEIVE YOUR VOTE ON OR BEFORE WEDNESDAY, SEPTEMBER 17, 1997.

The purpose of the Special Meeting is principally to consider a proposal by the Board of Directors to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). An unusually high affirmative vote of the holders of two-thirds or more of the outstanding shares is required in order to approve the Conversion making it critical that all shareholders participate.

Important features of the Conversion, as described in the Fund's proxy statement, include:

- Stockholders will be able to buy and sell their shares at a price based on net asset value.

-   There will be no change in the Fund's investment objective or strategy.

- To give the Fund the potential to benefit from economies of scale, the Fund will operate in a Core-and-Gateway - Registered Service Mark - fund of funds structure by investing its assets in the two investment companies which together have the same investment policies as the Fund.

PLEASE VOTE YOUR SHARES BY CALLING YOUR BROKER OR BY RETURNING YOUR EXECUTED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

If you have any questions or need any further information concerning the meeting agenda, please contact SHAREHOLDER COMMUNICATIONS CORPORATION 1-800-733-8481 ext. 484. Operators will be available between the hours of 9:00 a.m. to 11:00 p.m. Eastern time.

We urge you to act promptly in order to allow the Fund to obtain a sufficient number of votes at the Special Meeting, avoiding any possible adjournments in order to continue gathering votes.

Thank you for your prompt attention.

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                                  New York, NY 10019

                      REMINDER: SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD SEPTEMBER 17, 1997


Dear Stockholder:

We have not yet received your vote for the upcoming Special Meeting of Stockholders scheduled to be held on September 17, 1997. It is very important that you vote now. By voting now, you help the Fund avoid the added costs of prolonged solicitation and possible adjournments in order to continue gathering votes. All votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE VOTED UNLESS WE RECEIVE INSTRUCTIONS FROM YOU! In order to be represented at the meeting, WE MUST RECEIVE YOUR VOTE ON OR BEFORE WEDNESDAY, SEPTEMBER 17, 1997.

As disclosed in the proxy statement you received, the purpose of the Special Meeting is principally to consider a proposal by the Board of Directors to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). An unusually high affirmative vote of the holders of TWO-THIRDS OR MORE OF THE OUTSTANDING SHARES is required in order to approve the Conversion making it critical that all stockholders participate.

Important features of the Conversion, as described in the Fund's proxy statement, include:

- Stockholders will be able to buy and sell their shares at a price based on net asset value.

-   There will be no change in the Fund's investment objective or strategy.

- To give the Fund the potential to benefit from economies of scale, the Fund will operate in a Core-and-Gateway - Registered Service Mark - fund of funds structure by investing its assets in the two investment companies which together have the same investment policies as the Fund.

There are two easy methods by which you can vote at the Special Meeting of Stockholders to be held on September 17, 1997.

1.  BY PHONE: Simply dial 1-800-454-8683 and follow the simple instructions.

2.  BY MAIL:  Return your executed proxy in the enclosed postage paid envelope.

If you have any questions or need any further information, please contact SHAREHOLDER COMMUNICATIONS CORPORATION at 1-800-733-8481 ext. 495. Operators will be available between the hours of 9:00 a.m. to 11:00 p.m. Eastern time.

We urge you to act promptly in order to allow the Fund to obtain a sufficient number of votes at the Special Meeting, avoiding any possible adjournments in order to continue gathering votes.

Thank you for acting promptly.

                           SCHRODER ASIAN GROWTH FUND, INC.
                                  787 Seventh Avenue
                                  New York, NY 10019

                      REMINDER: SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD SEPTEMBER 17, 1997


Dear Stockholder:

We have not yet received your vote for the upcoming Special Meeting of Stockholders scheduled to be held on September 17, 1997. It is very important that you vote now. By voting now, you help the Fund avoid the added costs of prolonged solicitation and possible adjournments in order to continue gathering votes. All votes are vital no matter how many shares you hold and YOUR SHARES CANNOT BE VOTED UNLESS WE RECEIVE INSTRUCTIONS FROM YOU! In order to be represented at the meeting, WE MUST RECEIVE YOUR VOTE ON OR BEFORE WEDNESDAY, SEPTEMBER 17, 1997.

As disclosed in the proxy statement you received, the purpose of the Special Meeting is principally to consider a proposal by the Board of Directors to convert the Fund from a closed-end investment company to an open-end investment company (the "Conversion"). An unusually high affirmative vote of the holders of TWO-THIRDS OR MORE OF THE OUTSTANDING SHARES is required in order to approve the Conversion making it critical that all stockholders participate.

Important features of the Conversion, as described in the Fund's proxy statement, include:

- Stockholders will be able to buy and sell their shares at a price based on net asset value.

-   There will be no change in the Fund's investment objective or strategy.

- To give the Fund the potential to benefit from economies of scale, the Fund will operate in a Core-and-Gateway - Registered Service Mark - fund of funds structure by investing its assets in the two investment companies which together have the same investment policies as the Fund.

There are two easy methods by which you can vote at the Special Meeting of Stockholders to be held on September 17, 1997.

1.  BY PHONE: Simply dial 1-800-454-8683, EXTENSION "484" between the hours of
              9:00 a.m. and 11:00 p.m. Eastern Time.

2.  BY MAIL:  Return your executed proxy in the enclosed postage paid envelope.

We urge you to act promptly in order to allow the Fund to obtain a sufficient number of votes at the Special Meeting, avoiding any possible adjournments in order to continue gathering votes.

Thank you for acting promptly.